UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 8, 2024

RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $5 Par Value	RGCO	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 if the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 4.01	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

In a letter dated January 8, 2024, Brown, Edwards & Company, L.L.P. (“BE”) resigned as RGC Resources, Inc.’s (the “Company”) independent registered public accounting firm.

The reports of BE on the Company's consolidated financial statements for the fiscal years ended September 30, 2022 and September 30, 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2022 and September 30, 2023, and through January 8, 2024, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with BE on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BE would have caused BE to make reference thereto in its reports on the consolidated financial statements for such years. During the fiscal years ended September 30, 2022 and September 30, 2023, and through January 8, 2024, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided BE with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that BE furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission stating whether or not BE agrees with the disclosure. A copy of BE's letter dated January 11, 2024 is attached as Exhibit 16.1 to this report.

As the Company previously disclosed, the Audit Committee of the Board of Directors is in the midst of an audit tender process.  The Company currently intends to name a new audit firm beginning with the review of its first quarter of fiscal 2024.  The Company will file an additional Current Report on Form 8-K at a later date to report the engagement of a new registered public accounting firm.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits
16.1	Brown Edwards letter to the SEC dated January 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: January 11, 2024	By:	/s/ Timothy J. Mulvaney
Timothy J. Mulvaney
Interim Chief Financial Officer and Treasurer